UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2012

Computer Vision Systems Laboratories, Corp.

(Exact name of registrant as specified in its charter)

Florida	000-52818	45-4561241
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2400 North Dallas Parkway, Suite 230
Plano, Texas	75093
(address of principal executive offices)	(zip code)

(972) 398-7120

(registrant’s telephone number, including area code)

Not Applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

Effective December 14, 2012, Computer Vision Systems Laboratories, Corp. (the “Company”) engaged PMB Helin Donovan, LLP CPAs (“PMBHD”) of Dallas, Texas, an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as its new independent registered public accounting firm and dismissed Peter Messineo, CPA (“PM”) from serving as the Company’s independent accountants. The Company’s Board of Directors unanimously recommended that the Company change audit firms, directed the process of review of candidate firms and made the final decision to engage PMBHD.

The reports of PM on the financial statements of the Company for the years ended December 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that each of those reports did contain an explanatory paragraph as to the existence of substantial doubt regarding the Company’s ability to continue as a going concern. In connection with its audits of the year ended December 31, 2011 and 2010 and reviews of the Company’s financial statements through September 30, 2012, as well as the interim period ended December 14, 2012, there were no disagreements with PM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PM, would have caused them to make reference thereto in their report on the financial statements for such years.  During the years ended December 31, 2011 and 2010 and the interim period through December 14, 2012, there have been no reportable events as set forth in Item 304(a)(1)(iv) of Regulation S-K.

The Company has authorized PM to fully respond to the inquiries of PMBHD and has furnished to PM the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is PM’s letter to the Commission, dated December 20, 2012 regarding these statements.

During the years ended December 31, 2011 and 2010 and prior to December 14, 2012 (the date of the new engagement), neither the Company nor anyone on our behalf consulted with PMBHD regarding (i) the application of accounting principles to a specified transaction, other than as described in the paragraph below, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by PMBHD, and neither written nor oral advice provided by PMBHD was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

During the last 30 days, the Company consulted with PMBHD regarding the Company’s responses to SEC comment letters and the application of accounting principles to business combination accounting.  PMBHD provided accounting guidance and oral advice and did not issue any written report.

ITEM 9.01. Financial Statements and Exhibits.

a.              None

b.              Exhibits

NUMBER	EXHIBIT
16.1	Letter from Peter Messineo, CPA, dated December 20, 2012. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Vision Systems Laboratories, Corp.

Dated: December 20, 2012	/s/ Kelly L. Kittrell
Kelly L. Kittrell
Chief Financial Officer